Exhibit 99.1

TELKONET, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial information is based upon the historical financial statements of Telkonet, Inc. (the “Company”), including certain pro forma adjustments, and has been prepared to illustrate the pro forma effect of the sale of substantially all assets and assignment of certain liabilities of the Company’s wholly owned subsidiary, Ethostream, LLC to DCI-Design Communications, LLC (“DCI”), in exchange for $12,750,000, subject to customary post-closing adjustments. The sales transaction requires proceeds of $900,000 to be withheld from the $12,750,000 sales price and placed into an escrow account to support potential indemnification obligations of $800,000 and net working capital adjustments of $100,000. The escrow amount, net of potential claims, would be fully released after an escrow period not to exceed 12 months after closing. The Company initiated a formal outreach process in October 2016 to gauge market interest in its wholly owned subsidiary, Ethostream, LLC. Based on the responses from this outreach process, during the fourth quarter of 2016 under the direction and authority of the Board of Directors, the Company committed to a plan to sell Ethostream, LLC and as a result, effective in the fourth quarter of 2016, classified its results of operations for all periods presented to reflect the Ethostream, LLC business as a discontinued operation.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2016 is based on the historical consolidated financial statements of the Company as of September 30, 2016 after giving effect to the transaction as if the sale of the assets and certain liabilities of Ethostream LLC had occurred on September 30, 2016. The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2016 is based on the historical consolidated financial statements of the Company after giving effect to the transaction as if the sale of the assets and certain liabilities of Ethostream LLC had occurred on January 1, 2016. The unaudited pro forma condensed consolidated financial statements for the years ended December 31, 2015 and 2014 are presented as if the decision to discontinue operations had occurred as of January 1, 2014.

The historical financial information on which the pro forma statements are based is included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 filed with the Securities and Exchange Commission on March 30, 2016 and the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2016 filed with the Securities and Exchange Commission on November 14, 2016. The pro forma condensed consolidated financial statements and the notes thereto should be read in conjunction with these historical consolidated financial statements.

The unaudited pro forma condensed consolidated financial information has been prepared based upon available information and management estimates; actual amounts may differ from these estimated amounts. The unaudited pro forma condensed consolidated financial information is not necessarily indicative of the financial position or results of operations that might have occurred had the sale occurred as of the dates stated above or for any period following the sale of Ethostream, LLC. The pro forma adjustments are described in the notes and the unaudited pro forma condensed consolidated financial information should be read in conjunction with the related notes.

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TELKONET, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2016

	As Previously Reported	Pro Forma Adjustments from Discontinued Operation (1)	Pro Forma Statement of Operations for Continuing Operations
Revenues, net:
Product	$9,148,599	$2,792,161	$6,356,438
Recurring	3,282,802	2,942,390	340,412
Total Revenues	12,431,401	5,734,551	6,696,850

Cost of Sales:
Product	4,948,089	1,719,692	3,228,397
Recurring	789,865	697,541	92,324
Total Cost of Sales	5,737,954	2,417,233	3,320,721

Gross Profit	6,693,447	3,317,318	3,376,129

Operating Expenses:
Research and development	1,321,007	2,232	1,318,775
Selling, general and administrative	5,908,634	913,342	4,995,292
Depreciation and amortization	206,063	181,697	24,366
Total Operating Expenses	7,435,704	1,097,271	6,338,433

Income (Loss) from Operations	(742,257)	2,220,047	(2,962,304)

Other (Expenses) Income:
Interest (expense), net	(45,308)	–	(45,308)
Total Other (Expenses)	(45,308)	–	(45,308)

Income (Loss) Before Provision for Income Taxes	(787,565)	2,220,047	(3,007,612)

Provision for Income Taxes	(157,136)	(153,936)	(3,200)

Net Income (Loss) from Continuing Operations	$(944,701)	$2,066,111	$(3,010,812)

Net income (loss) from continuing operations attributable to common stockholders per common share:
Income (loss) per common share – basic	$(0.01)		$(0.02)
Income (loss) per common share – diluted	$(0.01)		$(0.02)

Weighted Average Common Shares Outstanding – basic and diluted	130,399,390		130,399,390

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TELKONET, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR END DECEMBER 31, 2015

	As Previously Reported	Pro Forma Adjustments from Discontinued Operation (1)	Pro Forma Statement of Operations for Continuing Operations
Revenues, net:
Product	$10,908,704	$3,666,201	$7,242,503
Recurring	4,175,222	3,890,108	285,114
Total Revenues	15,083,926	7,556,309	7,527,617

Cost of Sales:
Product	5,734,954	2,134,547	3,600,407
Recurring	1,010,662	858,704	151,958
Total Cost of Sales	6,745,616	2,993,251	3,752,365

Gross Profit	8,338,310	4,563,058	3,775,252

Operating Expenses:
Research and development	1,605,667	–	1,605,667
Selling, general and administrative	6,381,727	1,258,700	5,123,027
Depreciation and amortization	273,507	244,284	29,223
Total Operating Expenses	8,260,901	1,502,984	6,757,917

Income (Loss) from Operations	77,409	3,060,074	(2,982,665)

Other (Expenses) Income:
Interest (expense), net	(69,441)	–	(69,441)
Total Other (Expenses)	(69,441)	–	(69,441)

Income (Loss) Before (Provision) Benefit for Income Taxes	7,968	3,060,074	(3,052,106)

(Provision) Benefit for Income Taxes	(197,072)	(200,286)	3,214

Net Income (Loss) from Continuing Operations	$(189,104)	$2,859,788	$(3,048,892)

Accretion of preferred dividends	(18,253)		(18,253)
Net loss attributable to common stockholders	$(207,357)		$(3,067,145)

Net loss from continuing operations attributable to common stockholders per common share:
Income (loss) per common share – basic	$(0.00)		$(0.02)
Income (loss) per common share – diluted	$(0.00)		$(0.02)

Weighted Average Common Shares Outstanding – basic and diluted	125,859,903		125,859,903

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TELKONET, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR END DECEMBER 31, 2014

	As Previously Reported	Pro Forma Adjustments from Discontinued Operation (1)	Pro Forma Statement of Operations for Continuing Operations
Revenues, net:
Product	$10,973,544	$4,994,599	$5,978,945
Recurring	3,822,987	3,703,926	119,061
Total Revenues	14,796,531	8,698,525	6,098,006

Cost of Sales:
Product	6,504,630	2,992,543	3,512,087
Recurring	1,053,215	905,847	147,368
Total Cost of Sales	7,557,845	3,898,390	3,659,455

Gross Profit	7,238,686	4,800,135	2,438,551

Operating Expenses:
Research and development	1,312,488	–	1,312,488
Selling, general and administrative	5,366,006	1,417,877	3,948,129
Depreciation and amortization	275,236	244,284	30,952
Total Operating Expenses	6,953,730	1,662,161	5,291,569

Income (Loss) from Operations	284,956	3,137,794	(2,853,018)

Other (Expenses) Income:
Interest (expense), net	(40,273)	–	(40,273)
Total Other (Expenses)	(40,273)	–	(40,273)

Income (Loss) Before Provision for Income Taxes	244,683	3,137,974	(2,893,291)

Provision for Income Taxes	(201,853)	(199,386)	(2,467)

Net Income (Loss) from Continuing Operations	$42,830	$2,938,588	$(2,895,758)

Accretion of preferred dividends and discount	(138,233)		(138,233)
Net loss attributable to common stockholders	$(95,403)		$(3,033,991)

Net loss from continuing operations attributable to common stockholders per common share:
Income (loss) per common share – basic	$(0.00)		$(0.02)
Income (loss) per common share – diluted	$(0.00)		$(0.02)

Weighted Average Common Shares Outstanding – basic and diluted	125,035,612		125,035,612

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TELKONET, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2016

	As Previously Reported	Pro Forma Adjustments Assets and Liabilities of Discontinued Operation (2)	Pro Forma Balance Sheet
ASSETS
Current assets:
Cash and cash equivalents	$912,053	$11,850,000	$12,762,053
Restricted cash on deposit	–	900,000	900,000
Accounts receivable, net	2,127,433	(655,000)	1,472,433
Inventories	1,367,015	(304,320)	1,062,695
Prepaid expenses and other current assets	91,298	(5,350)	85,948
Total current assets	4,497,799	11,785,330	16,283,129

Property and equipment, net	150,830	–	150,830

Other assets:
Goodwill	5,796,430	(5,796,430)	–
Intangible assets, net	593,997	(593,997)	–
Deposits	10,130	(10,130)	–
Deferred financing costs, net	423	–	423
Total other assets	6,400,980	(6,400,557)	423

Total assets	$11,049,609	$5,384,773	$16,434,382

Current liabilities:
Accounts payable	$1,241,311	$(361,678)	$879,633
Accrued liabilities and expenses	1,234,619	(132,470)	1,746,322
		144,173
		500,000
Notes payable - current	13,476	–	13,476
Related party payable	145,147	–	145,147
Line of credit	1,011,771	–	1,011,771
Deferred revenue - current	269,887	(82,701)	187,186
Deferred lease liability - current	20,053	(18,033)	2,020
Customer deposits	353,901	(279,462)	74,439
Deferred income taxes	–	887,983	887,983
Total current liabilities	4,290,165	657,812	4,947,977

Long-term liabilities:
Deferred revenue – long term	113,442	–	113,442
Deferred lease liability – long term	87,853	(61,564)	26,289
Deferred income taxes	887,983	(887,983)	–
Total long-term liabilities	1,089,278	(949,547)	139,731

Commitments and contingencies

Stockholders' equity
Series A, par value $.001 per share	1,340,566	–	1,340,566
Series B, par value $.001 per share	362,059	–	362,059
Common stock subscribed	36,000	–	36,000
Common stock, par value $.001 per share	132,381	–	132,381
Additional paid-in-capital	126,838,982	–	126,838,982
Accumulated deficit	(123,039,822)	5,676,508	(117,363,314)
Total stockholders' equity	5,670,166	5,676,508	11,346,674

Total liabilities and stockholders' equity	$11,049,609	$5,384,773	$16,434,382

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TELKONET, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

NOTE 1. BASIS OF PRESENTATION

The accompanying unaudited pro forma condensed consolidated financial statements give effect to the pro forma adjustments necessary to reflect the sale of substantially all assets and assignment of certain liabilities of EthoStream, LLC to DCI-Design Communications, LLC (“DCI”) in exchange for $12,750,000. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2016 is based on the historical consolidated financial statements of the Company as of September 30, 2016 after giving effect to the transaction as if the sale of the assets and certain liabilities of Ethostream LLC had occurred on September 30, 2016. The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2016 is based on the historical consolidated financial statements of the Company after giving effect to the transaction as if the sale of the assets and certain liabilities of Ethostream LLC had occurred on January 1, 2016. The unaudited pro forma condensed consolidated financial statements for the years ended December 31, 2015 and 2014 are presented as if the decision to discontinue operations had occurred as of January 1, 2014. As a result of the transaction described above, effective in the fourth quarter of 2016, the Company classified its results of operations for all periods presented to reflect EthoStream, LLC as a discontinued operation.

In accordance with SEC Regulation S-X, the pro forma statements of operations disclose earnings from continuing operations and therefore exclude historical earnings from discontinued operations of $2,066,011 for the nine months ended September 30, 2016 and $2,859,788 and $2,938,588 for the years ended December 31, 2015 and 2014, respectively.

NOTE 2. PRO FORMA ADJUSTMENTS

The unaudited pro forma condensed consolidated statements of operations and balance sheet reflect the effect of the following pro forma adjustments:

(1) Reduction of revenue and expenses as a result of the sale of substantially all of the assets and certain liabilities of EthoStream, LLC to DCI. These amounts do not consider an allocation of general corporate overhead costs not specifically related to EthoStream and therefore, selling, general and administrative expenses do not reflect any potential reductions in corporate costs in response to this change in the Company. Estimated tax rates for EthoStream used for the nine months ended September 30, 2016 and the years ended December 31, 2015 and 2014 were 6.9%, 6.5% and 6.4%, respectively, and are based on the application of the intraperiod tax allocation model in Accounting Standards Codification 740, Income Taxes. It is estimated that the sale will result in income taxes payable of $144,173 after utilizing net operating loss carryforwards and credits. Any pro forma tax adjustments are subject to further refinement and adjustment based on a more comprehensive tax analysis and review. Such income taxes payable are reflected as an adjustment in the pro forma balance sheet as of September 30, 2016. However, as the charge is non-recurring, such amount is not reflected in the pro forma consolidated statements of operations for any periods presented. Similarly, the estimated after-tax gain on the sale of $5,676,508 has not been adjusted within the pro forma condensed consolidated statements of operations as it is non-recurring in nature.

(2) The elimination of assets and liabilities associated with EthoStream, LLC included in the Company’s historical condensed consolidated financial statements subject to the terms of the sales transaction. The increase in cash and cash equivalents of $11,850,000 and restricted cash on deposit of $900,000 represents the proceeds received from DCI upon closing of the sales transaction. The restricted cash on deposit of $900,000 reflects amounts placed into an escrow account to support potential indemnification obligations of $800,000 and net working capital adjustments of $100,000. The escrow amount, net of potential claims, would be fully released after an escrow period not to exceed 12 months after closing. Based on information available to Company management upon closing of the sales transaction, the Company anticipates that the entire amount in the escrow account will be received within the next 12 months after closing and as such have not reflected any pro forma adjustments for contingent liabilities associated with the amount held in escrow. An income tax payable of $144,173 was included in accrued liabilities and expenses reflecting an estimate of income taxes payable related to the Company’s gain on the sale. Any pro forma tax adjustments are subject to further refinement and adjustment based on a more comprehensive tax analysis and review. In addition, the Company engaged Canaccord Genuity (“Canaccord”) as its financial advisor to assist the Company’s management and Board of Directors in the evaluation and review of potential strategic and capital raising opportunities aimed at enhancing shareholder value, as well as to advise the Company with respect to certain transactions that may ultimately be pursued as result of such review.  In connection with the sale transaction, Canaccord is to receive an advisory fee of $500,000 for its services in identifying and evaluating DCI as a potential purchaser of EthoStream. The decrease to accumulated deficit of $5,676,508 approximates the estimated after-tax gain on the sale, which includes the $500,000 advisory fee to Canaccord, has not been adjusted within the pro forma condensed consolidated statements of operations as it is non-recurring in nature. The accounting for the gain on sale of EthoStream, LLC has not been finalized and is subject to change, as the estimated gain does not reflect the final net income tax liability relating to the transaction, and other adjustments, as necessary, to account for the other concurrent transactions.

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